Exhibit 99.1

Press Release Release date: June 9, 2025

Uniti Group Inc. Announces Pricing of Senior Notes Offering

LITTLE ROCK, Ark. – Uniti Group Inc. (the “Company,” “Uniti,” or “we”) (Nasdaq: UNIT) today announced that its subsidiaries, Uniti Group LP, Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (together, the “issuers”), have priced their offering of $600 million aggregate principal amount of 8.625% Senior Unsecured Notes due 2032 (the “notes”). The notes will be issued at an issue price of 100.000%. The notes will be guaranteed on a senior unsecured basis by the Company and by each of its subsidiaries (other than the issuers) that guarantees indebtedness under the Company’s senior secured credit facility and the Company’s existing notes (except initially those subsidiaries that require regulatory approval prior to guaranteeing the notes). The offering is expected to close on June 24, 2025.

The issuers intend to use the net proceeds from the offering of the notes to fund the partial redemption (the “Redemption”) of $500 million aggregate principal amount of their outstanding 10.50% senior notes due 2028 (the “2028 secured notes”), including related premiums, fees and expenses in connection with the foregoing. The issuers intend to redeem the 2028 secured notes on June 24, 2025 (the “Redemption Date”) at a redemption price determined in accordance with the indenture governing the 2028 secured notes plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date. The notice of redemption issued today for the 2028 secured notes is conditioned upon completion of one or more debt financings in an aggregate gross proceeds amount of at least $550 million. This press release does not constitute a notice of redemption with respect to the 2028 secured notes. The issuers intend to use any remaining net proceeds from the offering of the notes for general corporate purposes.

The notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The notes were offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT UNITI

Uniti, an internally managed real estate investment trust, is engaged in the acquisition and construction of mission critical communications infrastructure, and is a leading provider of fiber and other wireless solutions for the communications industry.  As of March 31, 2025, Uniti owns approximately 147,000 fiber route miles, 8.8 million fiber strand miles, and other communications real estate throughout the United States. Additional information about Uniti can be found on its website at www.uniti.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including those regarding the proposed offering of the notes.

Words such as "anticipate(s)," "expect(s)," "intend(s)," “plan(s),” “believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to the Company’s and Windstream Holdings, Inc.’s (together with Windstream Holdings II, LLC, its successor in interest, and its subsidiaries, “Windstream”) ability to consummate our merger with Windstream on the expected terms or according to the anticipated timeline, the risk that our merger agreement with Windstream (the “Merger Agreement”) may be modified or terminated, that the conditions to our merger with Windstream may not be satisfied or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the effect of the announcement of our merger with Windstream on relationships with our customers, suppliers, vendors, employees and other stakeholders, our ability to attract employees and our operating results and the operating results of Windstream, the risk that the restrictive covenants in the Merger Agreement applicable to us and our business may limit our ability to take certain actions that would otherwise be necessary or advisable, the diversion of management’s time on issues related to our merger with Windstream, the risk that we fail to fully realize the potential benefits, tax benefits, expected synergies, efficiencies and cost savings from our merger with Windstream within the expected time period (if at all), legal proceedings that may be instituted against Uniti or Windstream following announcement of the merger, if the merger is completed, the risk associated with Windstream’s business, adverse impacts of inflation and higher interest rates on our employees, our business, the business of our customers and other business partners and the global financial markets, the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements, the ability and willingness of our customers to renew their leases with us upon their expiration, our ability to reach agreement on the price of such renewal or ability to obtain a satisfactory renewal rent from an independent appraisal, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms or operate and integrate the acquired businesses, or to integrate our business with Windstream’s as a result of the merger, our ability to generate sufficient cash flows to service our outstanding indebtedness and fund our capital funding commitments, our ability to access debt and equity capital markets, the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates, our ability to retain our key management personnel, our ability to maintain our status as a real estate investment trust (a “REIT”), changes in the U.S. tax law and other federal, state or local laws, whether or not specific to REITs, covenants in our debt agreements that may limit our operational flexibility, the possibility that we may experience equipment failures, natural disasters, cyber-attacks or terrorist attacks for which our insurance may not provide adequate coverage, the risk that we fail to fully realize the potential benefits of or have difficulty in integrating the companies we acquire, other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the U.S. Securities and Exchange Commission.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this press release to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

INVESTOR AND MEDIA CONTACTS:

Paul Bullington, 251-662-1512

Senior Vice President, Chief Financial Officer & Treasurer

paul.bullington@uniti.com

Bill DiTullio, 501-850-0872

Senior Vice President, Investor Relations & Treasury

bill.ditullio@uniti.com